STOCK PURCHASE AGREEMENT

                                      AMONG

                        KEATING REVERSE MERGER FUND, LLC

                                       AS

                                      BUYER

                                       AND

                               PUREZZA GROUP, INC.

                                       THE

                                     COMPANY

                                       AND

                       INTERNATIONAL EQUITIES GROUP, INC.

                                       THE

                               SELLING SHAREHOLDER

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                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "AGREEMENT") is entered into as of April 23, 2004, among the Keating Reverse Merger Fund, LLC, a Delaware limited liability corporation ("BUYER"), Purezza Group, Inc., a Florida corporation (the "COMPANY"), and International Equities Group, Inc., (the "SELLING SHAREHOLDER").

      RECITALS

      A. The Selling Shareholder owns the "SHARES" (as defined below) and desires and intends to sell the Shares to Buyer, in a privately negotiated transaction, at the price and on the terms and conditions set forth below.

      B. Buyer desires and intends to purchase the Shares from the Selling Shareholder at the price and on the terms and conditions set forth below.

      AGREEMENT

      In consideration of the terms hereof, the parties agree as follows:

      ARTICLE I - DEFINITIONS 1.1. "ACT": As defined in Section 4.4.

      1.2. "AGREEMENT": As defined in the opening paragraph hereof.

      1.3. "BUYER": As defined in the opening paragraph hereof.

      1.4. "CLOSING": As defined in Section 2.3.

      1.5.  "CLOSING DATE":  The date, time and place of Closing as specified in
Section 2.3.

      1.6. "COMPANY": As defined in the opening paragraph hereof.

      1.7. "COMMON STOCK": As defined in Section 3.3(a).

      1.8. "ENCUMBRANCE": Any lien, mortgage, deed of trust, pledge, security interest, charge or other adverse claim or interest of any kind.

      1.9. "ESCROW AGENT": As defined in the Escrow Agreement.

      1.10. "FINANCIAL STATEMENTS": As defined in Section 3.5(a).

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      1.11.  "GAAP":  Generally  accepted  accounting  principles  in the United
States.

      1.12. "IRS": The United States Internal Revenue Service.

      1.13. "KNOWLEDGE": Representations and warranties to a party's knowledge mean that in acquiring such knowledge, the party representing and warranting such knowledge has engaged in reasonable inquiry and investigation.

      1.14. "PERSON": Any person, corporation, partnership, joint venture, association, organization, other entity or governmental or regulatory authority.

      1.15. "PREFERRED STOCK": As defined in Section 3.3(a).

      1.16. "PURCHASE PRICE": The aggregate purchase price for the Shares, as defined in Section 2.2.

      1.17. "SEC": As defined in Section 3.8.

      1.18. "SELLING SHAREHOLDER": As defined in the opening paragraph hereof.

      1.19. "SHARES": The capital stock of the Company to be purchased by Buyer, consists of 37,185,000 shares of the outstanding Common Stock of the Company which constitutes not less than 83% of the issued and outstanding common stock of the Company

      1.20. "TAX RETURNS": As defined in Section 3.7(a).

      1.21. "TRANSACTION DOCUMENTS": This Agreement and each of the agreements, certificates, instruments and documents executed or delivered pursuant to the terms of this Agreement, including, but not limited to the Escrow Agreement.

      ARTICLE II - PURCHASE AND SALE OF SHARES

2.1   PURCHASE AND SALE OF SHARES

      On the terms and subject to the conditions of this Agreement, Buyer agrees to purchase the Shares from the Selling Shareholder and the Selling Shareholder agrees to sell the Shares to Buyer.

2.2   CONSIDERATION FOR SHARES

      The aggregate purchase price for the Shares is Three Hundred Fifty Thousand ($350,000.00) Dollars, (the "PURCHASE PRICE), payable as set forth in this Section 2.2.1


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2.2.1 PAYMENT OF PURCHASE PRICE

      The Purchase Price, shall be delivered by Buyer to the Escrow Agent and, at the Closing, the Escrow Agent will by wire transfer pursuant to the wire transfer instructions attached hereto as Schedule 2.2.1, deliver the purchase price to the Seller.

2.3   CLOSING

      The closing of the transactions contemplated herein (the "CLOSING") shall be on or before April 23, 2004 and shall be held at the offices of Keating Investments, LLC, 5251 DTC Parkway, Suite 1090, Greenwood Village 80111, or such other date, time, and place as Buyer and the Selling Shareholder shall agree (the "CLOSING DATE"). At the Closing, each of Buyer, the Company, and the Selling Shareholder shall take all such action and deliver all such funds, documents, instruments, certificates and other items as may be required, under this Agreement or otherwise, in order to perform or fulfill all covenants, conditions and agreements on its part to be performed or fulfilled at or before the Closing Date and to cause all conditions precedent to the parties' obligations under this Agreement to be satisfied in full.

      ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SHAREHOLDER

      To induce Buyer to enter into and perform this Agreement, and except as is otherwise set forth in the Disclosure Schedules, the Company and, to the best of its knowledge, the Selling Shareholder represents and warrants to Buyer as of the Closing as follows in this Article III.

3.1   SELLING SHAREHOLDER MATTERS

      3.1.1 GOOD TITLE

      The Selling Shareholder owns 37,185,000 shares of the outstanding Common Stock of the Company, which constitutes not less than 83% of the Company's issued and outstanding common stock. Such Shares are owned free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting, preemptive right, option or other right to purchase and upon the consummation of the sale of such Shares as contemplated hereby, Buyer will have good title to such Shares, free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting, preemptive right, option or other right to purchaser.

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      3.1.2 AUTHORITY

      The Selling Shareholder has all requisite power, right and authority to enter into this Agreement and the other Transaction Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to sell and transfer the Shares. The Selling Shareholder has taken, or will take prior to the Closing, all actions necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents (including obtaining of any consents or approvals necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents in order to transfer the Shares free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting, preemptive right, option or other right to purchase).

      3.1.3 ENFORCEABILITY

      This Agreement has been, and the other Transaction Documents to which the Selling Shareholder is a party on the Closing will be, duly executed and delivered by the Selling Shareholder, and this Agreement is, and each of the other Transaction Documents to which the Selling Shareholder is a party on the Closing will be, the legal, valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms.

      3.1.4 NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS

      The execution, delivery and performance of this Agreement and the other Transaction Documents by the Selling Shareholder, and the consummation of the transactions contemplated hereby and thereby, will not (a) require any consent, approval or authorization of, or declaration, filing or registration with, any Person that has not been obtained or made at or prior to the Closing, (b) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, or (c) result in the creation of any lien or encumbrance upon the Shares or other securities of the Company.

3.2   COMPANY ORGANIZATION; GOOD STANDING; CORPORATE AUTHORITY; ENFORCEABILITY

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company. The Company has all requisite power, right and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby.

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      All  actions on the part of the  Company and its  officers  and  directors necessary for the  authorization,  execution,  delivery and  performance of this
Agreement  and  the  other  Transaction  Documents,   the  consummation  of  the
transactions contemplated hereby and thereby, and the performance of all of the Company's obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.3   CAPITALIZATION

      (a) The authorized capital stock of the Company consists of 100,000,000 shares of common stock, $0.001 par value (the "COMMON STOCK"). The Company has no class of Preferred Stock authorized.

      (b) The issued and outstanding capital stock of the Company consists, and as of the Closing will consist, solely of 45,000,000 shares of Common Stock. All shares of Common Stock that are issued and outstanding are, and as of the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal, state and foreign securities laws.

3.4   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS

      The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) require any consent, approval or authorization of, or declaration, filing or registration with, any Person that has not been obtained or made at or prior to the Closing, (b) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject,
(c) result in the creation of any lien or encumbrance upon the Shares or other securities of the Company or (d) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

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3.5   FINANCIAL STATEMENTS; OBLIGATIONS; NO LIABILITIES

      (a) The Company has provided to Buyer (i) audited balance sheets and statements of operations, shareholders' equity and cash flows of the Company at and for the fiscal years ended December 31, 2003, and accompanying notes; and
(2) audited balance sheet as of December 31, 2003. All the foregoing financial statements (including the notes thereto) are referred to as the "FINANCIAL STATEMENTS" and are available in the public record (see, http://www.sec.gov). The Financial Statements have been prepared in conformity with GAAP consistently applied throughout the periods covered, except as may be indicated in the notes thereto, and present fairly the financial position, results of operations and changes in financial position of the Company at the dates and for the periods indicated, subject, in the case of the unaudited financial statements, to normal recurring period-end adjustments.

      (b) IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE OF THE SHARES PURSUANT TO THIS AGREEMENT AND THE TRANSACTION DOCUMENTS IS PREDICATED ON THE COMPANY HAVING NO LIABILITIES AT CLOSING OTHER THAN THOSE OBLIGATIONS ACCEPTED BY BUYER. The Company will not, as of Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in the Company's Financial Statements and listed on Schedule 3.5 hereto. As a condition of Closing, any and all debts and liabilities listed on Schedule 3.5 to this Agreement (except as otherwise explicitly indicated thereon) shall be satisfied, in full, either before closing or at closing, unless such condition is waived by Buyer.Furthermore at Closing, the Company shall have completed the divestiture of its Phoslock line of business and these operations shall have been discontinued.

3.6   ABSENCE OF CERTAIN CHANGES OR EVENTS

      Except (a) as and to the extent reflected or reserved against in the balance sheet and (b) for liabilities and obligations incurred in the ordinary course of business since the Financial Statements, the Company has not entered into or agreed to enter into any transaction, agreement or commitment, suffered the occurrence of any event or events or experienced any change in financial condition, business, results of operations or otherwise that, in the aggregate resulted in a material adverse change in the business, assets, operations of the Company.

3.7   TAXES

      (a) The Company has filed on a timely basis all reports, returns, declarations, claims for refund, information returns, statements or other similar documents, including any schedules or attachments thereto, and including any amendment thereof with respect to any Taxes ("TAX RETURNS") that the Company was required to file through its fiscal year ended December 31, 2003. No such Tax Returns are currently the subject of audit or examination nor has the Company been notified in writing, or otherwise, of any request for an audit or examination.

      (c) There is no dispute, claim or proposed adjustment concerning any Tax liability of the Company either (A) claimed or raised by any authority in writing or (B) based upon personal contact with any agent of such authority. The Company is not a party to nor has it been notified in writing or, otherwise, that it is the subject of any pending, proposed or threatened action, investigation, proceeding, audit, claim or assessment by or before the IRS or any other governmental authority, and no claim for assessment, deficiency or collection of Taxes, or proposed assessment, deficiency or collection from the IRS or any other governmental authority which has not been satisfied, nor does the Company have any reason to believe that any such notice will be received in the future. The IRS has never audited any Tax Return of the Company. The Company has not filed any requests for rulings with the IRS. There are no Tax liens of any kind upon any property or assets of the Company, except for inchoate liens for Taxes not yet due and payable. The Company has paid, or will pay by the Closing, all taxes, assessments, and penalties due and payable.

3.8   SECURITIES FILINGS

      The Company has filed or will have filed by Closing, all required filings with the Securities and Exchange Commission (the "SEC").

3.9   CONTRACTS; LEASES; ASSETS

      Except as indicated on Schedule 3.9 hereto, the Company is not a party to any contract, agreement or lease. At the Closing, the Company will have no assets (other than its books and records) and no liabilities (except as otherwise specified on Schedule 3.5).

3.10  CLAIMS AND LEGAL PROCEEDINGS

      There are no claims, actions, suits, arbitrations, criminal or civil investigations or proceedings pending or involving or, to the knowledge of the Company and/or the Selling Shareholder, threatened against the Company before or by any court or governmental or nongovernmental department, commission, board, bureau, agency or instrumentality, or any other Person. To the knowledge of the Company and/or the Selling Shareholder, there is no valid basis for any claim, action, suit, arbitration, investigation or proceeding that could reasonably be expected to be materially adverse to the business, assets, operations, prospects or condition (financial or other) of the Company before or by any Person. There are no outstanding or unsatisfied judgments, orders, decrees or stipulations to which the Company is a party that involve the transactions contemplated herein or that would have a material adverse effect on the business, assets, operations, prospects or condition (financial or other) of the Company.

3.11  CORPORATE BOOKS AND RECORDS

      The Company has furnished to Buyer, at or prior to closing (or at such time and place as shall be designated by Buyer), true and complete copies of (a) the Certificate of Incorporation of the Company as currently in effect, including all amendments thereto, and (b) the minute books of the Company (including copies of all director and shareholder consents). Such minutes reflect all meetings of the Company's Shareholders, Board of Directors and any committees thereof since the Company's inception, and such minutes accurately reflect the events of and actions taken at such meetings. Fidelity Transfer Company. (Phone:801-484-7222) is the transfer agent for the Company and possess stock transfer books that accurately reflect all issuances and transfers of shares of capital stock of the Company since its inception.

3.12  LIMITATION TO REPRESENTATIONS

      Neither the Company nor the Selling Shareholder shall be deemed to have made to Buyer any representation or warranty other than as expressly made by the Company or by the Selling Shareholder in this Article III. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company and the Selling Shareholder in this Article III, the Company and the Selling Shareholder make no representation or warranty to Buyer with respect to (a) any projections, estimates or budgets delivered to or made available to Buyer of future revenues, expenses or expenditures or future results of operations or (b) except as expressly covered by a representation and warranty contained in this Article III, any other information or documents (financial or otherwise) made available to Buyer or its counsel, accountants or advisers with respect to the Company and the Selling Shareholder.

      ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER

      To induce the Company and the Selling Shareholder to enter into and perform this Agreement, Buyer represents and warrants to the Company and the Selling Shareholder as of the date of this Agreement and as of the Closing as follows in this Article IV:

4.1   ORGANIZATION

      Buyer is a Delaware limited liability company whose address is 5251 DTC Parkway, Suite 1090, Greenwood Village, CO 80111. Buyer has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which Buyer is a party, and to carry out the transactions contemplated hereby and thereby.

4.2   ENFORCEABILITY

      This Agreement has been, and the other Transaction Documents to which Buyer is a party on the Closing will be, duly executed and delivered by Buyer, and this Agreement is, and each of the other Transaction Documents to which Buyer is a party on the Closing will be, a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

4.3   NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

      The execution, delivery and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to Buyer, or (b) require Buyer to obtain any consent, approval or authorization of, or declaration, filing or registration with, any Person.

4.4   INVESTMENT INTENT

      Buyer represents and warrants to the Company and the Selling Shareholder that Buyer is an "accredited investor," as such term is defined in Section 2(15) of the Securities Act and Rule 501 of Regulation D promulgated there under, that Buyer is purchasing the Shares for Buyer's own account, for investment purposes, in Buyer's name and solely for Buyer's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other Person. Buyer understands and agrees that the Shares being acquired pursuant to this Agreement have not been registered under the Act of 1933, as amended (the "ACT") or under any applicable state securities laws and may not be sold, pledged, assigned, hypothecated or otherwise transferred (a "TRANSFER") except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which shall to be established to the satisfaction of the Company at or prior to the time of Transfer. The representations and warranties set forth in this Section 4.4 shall survive the Closing.

4.5   BROKERS

      Buyer represents, warrants, and hereby covenants that Buyer shall pay and be solely responsible for satisfying any and all broker, finder, consultant or other claims for any finders' or brokers' fees or commissions arising out of or in connection with this Agreement or the transactions contemplated hereby, and Buyer shall defend, indemnify, and hold harmless the Company and the Selling Shareholders for any damages, costs and expenses, including, but not limited to, reasonable attorneys' fees, arising out of or in connection with any claims for such consultants', finders' or brokers' fees or commissions. The representations, warranties, and covenants set forth in this Section 4.5 shall survive the Closing.

      ARTICLE V - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

      The obligations of Buyer to perform and observe the covenants, agreements and conditions to be performed and observed by it at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by Buyer.

5.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      Each of the representations and warranties of the Company and the Selling Shareholder contained in this Agreement and the other Transaction Documents to which each is a party (including applicable Exhibits or Disclosure Schedules) shall be true and correct as of the Closing Date as though made on that date; except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

5.2   PERFORMANCE OF AGREEMENTS

      The Company and the Selling Shareholder shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by them at or prior to the Closing.

5.3   DUE DILIGENCE

      (a) The results of Buyer's due diligence investigation of the Company and the Selling Shareholder (as it relates to the Shares) shall be satisfactory in all reasonable respects to Buyer.

      (b) The Financial Statements of the Company made available to Buyer shall include the audited balance sheet for the fiscal year of the Company ended December 31, 2003, and statements of operations, stockholders' equity and cash flows for the twelve month period then ended; along with audited balance sheets through December 31, 2003.

      (c) True and correct copies of all of the business and corporate records of the Company shall have been delivered to Buyer (or shall be delivered to Buyer at such time and place as Buyer directs), including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings or consents, financial statements, shareholder listings, stock transfer records.

5.4   ESCROW AGREEMENT

      The Escrow Agent and the Company shall have executed and delivered the Escrow Agreement.

5.5   RESIGNATIONS

      Buyer shall have received copies of resignations, in substantially the form attached hereto as Schedule 5.5, effective as of the Closing Date of all the officers and directors of the Company.

5.6   RESOLUTIONS APPOINTING BUYER'S DESIGNEES TO BOARD OF DIRECTORS

      Buyer shall have received copies of a board of directors' resolution, in substantially the form attached hereto as Schedule 5.6, appointing as a director of the Company one person designated by Buyer.

5.7   RESOLUTIONS APPOINTING BUYER'S DESIGNEES TO BOARD OF DIRECTORS

      Buyer shall have received original stock certificates representing the Shares, together with Stock Powers, in substantially the form attached hereto as
Schedule 5.7, assigning such Shares to Buyer.

5.8   DIVESTITURE OF OPERATIONS

      Buyer shall have received at Closing, an opinion of counsel to the Company that the divestiture of its Phoslock line of business has been completed in accordance with Florida law.

      ARTICLE VI - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE SELLING SHAREHOLDER

      The obligations of the Company and the Selling Shareholder to perform and observe the covenants, agreements and conditions to be performed and observed by each of them at or before the Closing shall be subject to the satisfaction of the following conditions, which may be expressly waived only in writing signed by the Company and the Selling Shareholders.

6.1   ACCURACY OF REPRESENTATIONS AND WARRANTIES

      Each of the representations and warranties of Buyer contained in this Agreement and the other Transaction Documents to which it is a party shall be true and correct as of the Closing Date as though made on that date, except to the extent such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of the specified date.

6.2   PERFORMANCE OF AGREEMENTS

      Buyer shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement or any other Transaction Document to be performed and complied with by it at or prior to the Closing.

6.3   APPROVALS AND CONSENTS

      All consents, approvals, transfers of permits or licenses, and all applications, and notices whether to public agencies, federal, state, local or foreign, or otherwise, required to be obtained by Buyer for the consummation of the transactions contemplated hereby shall have been obtained, and all waiting periods specified by law shall have passed.

6.4   ESCROW AGREEMENT

      The Escrow Agent and Buyer shall have executed and delivered the Escrow Agreement and the Buyer shall have delivered the Purchase Price Deposit.

6.5   OPTION AGREEMENT

      The Buyer shall deliver the Stock Option Agreement in form and substance as set forth in Schedule 6.4 hereof.

      ARTICLE VII - TERMINATION, AMENDMENT AND WAIVER

7.1   TERMINATION

      This Agreement may be terminated at any time prior to the Closing:

            (a)  by  mutual  written   consent  of  the  Company,   the  Selling
Shareholder and Buyer;

            (b) by the Company, if Buyer shall have breached any of its representations, warranties or agreements;

            (c) by Buyer, if the Company and/or the Selling Shareholder shall have breached any of its representations, warranties or agreements; or

            (d) by either the Company or Buyer if the Closing has not occurred by April 23 2004; provided, however, that the right to terminate this Agreement under this subsection (d) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

7.2   EFFECT OF TERMINATION

      In the event of the termination of this Agreement pursuant to Section 7.1, there shall be no further obligation on the part of any party, except that Sections 4.5, 7.2, 9.1, 9.2 and 9.5 shall survive any such termination and nothing shall relieve any party from liability for any breach of this Agreement.

7.3   AMENDMENT

      Buyer, the Company and the Selling Shareholder may amend, modify or supplement this Agreement at any time, but only in writing duly executed on behalf of each of the parties to be bound thereby.

7.4   WAIVER

      At any time prior to the Closing, any party may (a) extend the time for the performance of any obligation or other act of any other party, (b) waive any inaccuracy in the representations and warranties contained in any Transaction Document, or (c) waive compliance with any agreement or condition in any Transaction Document. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound. The failure of any party at any time or times to require performance of any provisions shall in no manner affect its right at a later time to enforce the same. No waiver by any party of any condition or of any breach of any terms, covenants, representations, warranties or agreements contained in this Agreement shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or any breach of any other terms, covenants, representations, warranties or agreements.

      ARTICLE VIII - SURVIVAL AND INDEMNIFICATION

8.1   SURVIVAL

      Except  as  otherwise   explicitly  set  forth  herein  or  in  the  other
Transaction Documents, the representations and warranties contained in this Agreement or the other Transaction Documents shall terminate upon, and shall not survive, the Closing.

      ARTICLE IX - GENERAL

9.1   EXPENSES

      Whether or not the transactions contemplated by this Agreement are consummated, except as set forth in Section 4.5, each party shall each pay its own fees and expenses for the negotiation, preparation and carrying out of this Agreement and the other Transaction Documents (including legal and accounting fees and expenses); provided, however, that, should any action be brought hereunder, the attorneys' fees and expenses of the prevailing party shall be paid by the other party to such action.

9.2   CONSEQUENTIAL DAMAGES

      No party shall be liable to the other parties for any special, indirect, incidental or consequential damages resulting from any breach of this Agreement.

9.3   ASSIGNMENT

      This Agreement shall not be assigned by operation of law or otherwise, except that Buyer may assign all or any of its rights and obligations to any of its affiliates. In the event of any such permitted assignment, Buyer shall guarantee the performance of such obligations by such assignee.

9.4   NOTICES

      Unless otherwise provided, any notice under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one (1) business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth below, or (d) three (3) days after deposit with the U.S. Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by advance written notice to the other parties given in the foregoing manner.


                                          The Keating Reverse Merger Fund, LLC
        TO BUYER:                         5251 DTC Parkway, Suite 1090
                                          Greenwood Village, CO 80111
                                          Facsimile: (720)889-0135
                                          Attention:  Timothy J. Keating
                                          Bertrand T. Ungar

        with a copy to:                   5251 DTC Parkway, Suite 1090
                                          Greenwood Village, CO 80111
                                          Facsimile:  (720) 889-0135
                                          Attention:   Bertrand T. Ungar
                                          Purezza Group, Inc.

        TO THE COMPANY:                   800 West Cypress Creek Road, Suite 470
                                          Ft. Lauderdale, FL 33309
                                          Facsimile: 954-493-8300
                                          Attention: Larry Legal

                                          International Equities Group, Inc.
        TO THE SELLING SHAREHOLDER:       9 Fiesta Way
                                          Ft. Lauderdale, FL 33301
                                          Facsimile 954-761-1617
                                          Attention: Joseph Safina

9.5   GOVERNING LAW, DISPUTE RESOLUTION AND JURISDICTION

      This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to the conflicts of laws principles thereof. All disputes, controversies or claims ("Disputes") arising out of or relating to this Agreement shall in the first instance be the subject of a meeting between a representative of each party who has decision-making authority with respect to the matter in question. Should the meeting either not take place or not result in a resolution of the Dispute within twenty (20) business days following notice of the Dispute to the other party, then the Dispute shall be resolved in a binding arbitration proceeding to be held in Denver, Colorado, in accordance with the international rules of the American Arbitration Association. The parties agree that a panel of three arbitrators shall be required. Any award of the arbitrators shall be deemed confidential information for a minimum period of five years. The arbitrators may award attorneys' fees and other arbitration related expense, as well as pre- and post-judgment interest on any award of damages, to the prevailing party, in their sole discretion.

9.6   SUCCESSORS AND ASSIGNS

      The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

9.7   SEVERABILITY

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.8   ENTIRE AGREEMENT; COUNTERPARTS

      This Agreement and the Transaction Documents constitutes the entire agreement among the parties with respect to this subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to this subject matter. This Agreement may be executed in two or more counterparts, which taken together shall constitute one instrument.



[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.


                                        BUYER

                                        KEATING REVERSE MERGER FUND, LLC

                                        By: /s/ Timothy J. Keating
                                            --------------------------------
                                        Name: Timothy J. Keating
                                        Title: Managing Member


                                        COMPANY

                                        PUREZZA GROUP, INC..

                                        By:/s/ Larry Legel
                                            --------------------------------
                                        Name: Larry Legel
                                        Title: President


                                        SELLING SHAREHOLDER

                                        INternational Equities Group, Inc.

                                        By:/s/ Joseph Safina
                                            --------------------------------
                                        Name: Joseph Safina
                                        Title: President